Commitments	6 Months Ended
Jun. 30, 2020
Commitments [Abstract]
Commitments

     11    Commitments

The Company enters into time charter arrangements on its vessels. These non-cancellable arrangements had remaining terms between twelve days to two months as of June 30, 2020, assuming redelivery at the earliest possible date. There were no non-cancellable arrangements as of December 31, 2019. Future net minimum lease revenues receivable under non-cancellable operating leases as of June 30, 2020 and December 31, 2019, are as follows (vessel off-hires and dry-docking days that could occur but are not currently known are not taken into consideration; in addition early delivery of the vessels by the charterers is not accounted for):

	June 30, 2020	December 31, 2019
Within one year	703	-
Total	703	-

These amounts include consideration for other elements of the arrangement apart from the right to use the vessel such as maintenance and crewing and its related costs.

For time charters that qualify as leases, the Company is required to disclose lease and non-lease components of lease revenue. The revenue earned under time charters is not negotiated in its two separate components, but as a whole. For purposes of determining the standalone selling price of the vessel lease and technical management service components of the Company’s time charters, the Company concluded that the residual approach would be the most appropriate method to use given that vessel lease rates are highly variable depending on shipping market conditions, the duration of such charters and the age of the vessel. The Company believes that the standalone transaction price attributable to the technical management service component, including crewing services, is more readily determinable than the price of the lease component and, accordingly, the price of the service component is estimated using data provided by its technical department, which consist of the crew expenses, maintenance and consumable costs and was approximately $4,246 and $4,495 for the periods ended June 30, 2020 and 2019, respectively. The lease component that is disclosed then is calculated as the difference between total revenue and the non-lease component revenue and was $343 and $2,447 for the periods ended June 30, 2020 and 2019, respectively.

As further discussed in note 4 of the Annual Report, on January 1, 2019, following the adoption of IFRS 16, the Company recognised a right of use asset and a corresponding liability of approximately $674 with respect to the rental agreement. The depreciation charge for right-of-use assets for the period ended June 30, 2020 and 2019, was approximately $56 for both periods and the interest expense on lease liability for the period ended June 31, 2020 and 2019, was approximately $23 and $26, respectively, and recognised in the income statement component of the consolidated statement of comprehensive loss under depreciation and interest expense and finance costs, respectively.

At June 30, 2020, the current and non-current lease liabilities amounted to $283 and $420, respectively and are included in the accompanying consolidated statement of financial position.